UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 13, 2010 (October 7, 2010)

REGENERON PHARMACEUTICALS, INC.
(Exact Name of Registrant as Specified in Charter)

New York	000-19034	13-3444607
(State or other jurisdiction of	(Commission File No.)	(IRS Employer Identification No.)
Incorporation)

777 Old Saw Mill River Road, Tarrytown, New York 10591-6707
(Address of principal executive offices, including zip code)

(914) 347-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Execution Version

Item 1.01 Entry into a Material Definitive Agreement.

     On October 7, 2010, we entered into an underwriting agreement with Citigroup Global Markets Inc. (“Citi”) relating to the sale of 6,325,000 shares of our common stock, $0.001 par value per share, at a price of $27.69 per share. The foregoing description of the underwriting agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the underwriting agreement, which is filed as Exhibit 1.1 hereto and incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

1.1	Underwriting Agreement, dated October 7, 2010, by and between Regeneron Pharmaceuticals, Inc. and Citigroup Global Markets, Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2010	REGENERON PHARMACEUTICALS, INC.

	By:	/s/ Stuart Kolinski
Name: Stuart Kolinski
Title: Senior Vice President and General Counsel

Exhibit Index

Number	Description
1.1	Underwriting Agreement, dated October 7, 2010, by and between Regeneron Pharmaceuticals, Inc. and Citigroup Global Markets Inc.

5.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP